[GRAPHIC:  United Services Advisors, Inc. Letterhead]

                                  NEWS RELEASE

For additional information:   Johanna Thornblad        Stephanie Linkous
                              V.P. Communications      Asst. V.P. Communications
                              USAI                     USAI
                              (210) 308-1237           (210) 308-1214
For Immediate Release:

                BONNEL GROWTH FUND PAYS OUT EARLY CHRISTMAS GIFT

San Antonio, Texas -- December 4, 1995. United Services Advisors, Inc. (USAI) announces that the Bonnel Growth Fund will pay a short-term capital gains dividend estimated to be approximately $.70 per share to shareholders of record as of December 14, 1995. The realized capital gains are a direct result of the Fund's outstanding one-year return of 44.83%.

The early payment will allow investors to buy into the Bonnel Growth Fund during the latter part of December, historically a very profitable time of the year, without paying taxes on gains they did not actually receive throughout the rest of year. According to the Stock Traders Almanac, investors can take advantage of a market that, since 1952, has often delivered an average gain of 1.68% during the last five days of December and first two days of January. The payment will also allow current shareholders to proceed with their year-end investment and tax planning strategies.

The gains will be taxed as ordinary income, as according to IRS regulations, securities must be held for over one year to be considered long-term capital gains and taxed as such.

Record date:       December 14
Ex-dividend date:  December 15
Payable date:      December 15

United Services Advisors, Inc. is a public company based in San Antonio, Texas. It manages United Services Funds and the Bonnel Growth Fund and administers the Pauze/Swanson United Services Funds. The Company's stock is traded in the NASDAQ Stock Market. (Symbol USVSP)

 Returns 10/17/94 through 10/17/95. Investment returns and principal value will fluctuate so that you may have a gain or a loss when you sell shares.
       Seventy-one percent rally in last 5 days and first 2 days of year.
              Past performance is no guarantee of future results.

                                      -30-